UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  May 30, 2013

Acorda Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50513	13-3831168
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

	420 Saw Mill River Road, Ardsley, NY	10502
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 347-4300

Not Applicable
Former name or former address, if changed since last report

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)  On May 31, 2013, the Board of Directors of Acorda Therapeutics, Inc. (the “Company”) increased Enrique Carrazana, M.D.’s 2013 annual base salary from $390,600 to $420,000.  This salary adjustment was approved by the Board based on an analysis of base salaries of comparable executives at peer companies.  The Board determined that an adjustment was needed to set Dr. Carrazana’s base salary in a range that is competitive.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting of Stockholders on May 30, 2013 (the “Annual Meeting”) at the Residence Inn By Marriott, 7 Executive Boulevard, Yonkers, NY 10701.  36,765,920 shares of the Company’s common stock, or 90.67% of the shares of the Company’s common stock issued and outstanding on the record date for the Annual Meeting, were present in person or represented by proxy at the Annual Meeting.  Summarized below are descriptions of the proposals voted on at the Annual Meeting and the final results of such voting:

Proposal One: Election of directors

As described in the Company’s 2013 Proxy Statement, the Company’s Board of Directors nominated three individuals to serve as Class II directors for a term to expire on the date of the Company’s 2016 Annual Meeting of Stockholders or until their successors are duly elected and qualified.  All of such nominees were elected by a plurality vote (and also received a majority vote, for purposes of the majority vote provisions of the Company’s Bylaws), as follows:

Director	Votes For	Votes Withheld	Broker Non-Votes
Peder K. Jensen, M.D.	30,576,375	4,190,227	1,999,318
John P. Kelley	30,549,755	4,216,847	1,999,318
Sandra Panem, Ph.D.	33,806,652	959,950	1,999,318

Proposal Two:  Ratification of appointment of independent auditors

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2013, by the following vote:

Votes For	Votes Against	Abstentions
36,598,741	157,433	9,746

Proposal Three: Advisory (non-binding) vote to approve named executive officer compensation

The Company’s stockholders voted, in an advisory, non-binding manner, to approve the compensation of the Company’s Named Executive Officers as disclosed in the Company’s 2013 Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the executive compensation tables and the related footnotes and narrative accompanying the tables (the “say-on-pay vote”).  The Company’s stockholders voted as follows to approve such executive compensation pursuant to the say-on-pay vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
22,816,424	11,943,625	6,553	1,999,318

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Acorda Therapeutics, Inc.

June 4, 2013	By:	/s/ David Lawrence
Name: David Lawrence
Title: Chief Financial Officer